February 2018

Safe Harbor Statement This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural disasters or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward- looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. 2

2017 Sales: $423 Million Sales by Market: ▪ Transportation – 65% ▪ Industrial – 18% ▪ Medical – 8% ▪ Defense / Aerospace – 4% ▪ Information Technology – 3% ▪ Communications – 2% Sales by Region: ▪ Americas – 55% ▪ Asia – 31% ▪ Europe – 14% Our Company Ticker: CTS (NYSE) Founded: 1896 Business: CTS is a leading designer and manufacturer of sensors, actuators and electronic components. Locations: 15 manufacturing locations throughout North America, Asia and Europe. Number of Employees: ~3,200 Globally Note: Sales by market and region based on trailing twelve months sales as of December 31, 2017 3

Our History - 120 Years of Innovation 4

Our Vision and Value Proposition We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. 5

Product Applications in Passenger and Commercial Vehicles

Engine Efficiency

- Accelerator Pedal Module
- Current Sensor
- Gear Position Sensor
- Throttle Position Sensor
- Turbo Actuator
- Turbo Position Sensor
- Variable Valve Lift Sensor





Occupant Safety

- Seat Belt Buckle Switch
- Seat Belt Tension Sensor
- Seat Track Position Sensor




Fuel Handling

- Contacting Fuel Level Card



Autonomous Drive

- PLL module



Exhaust Management / Aftertreatment



- EGR Position Sensor
- DPF RF Sensor

Chassis / Driveline




- Brake Pedal Sensor
- Chassis Height Sensor
- Transmission Speed Sensor
- Transmission Range Sensor
- Wheel Speed Sensor

Key Customers

GM, Ford, Chrysler, Toyota, Honda, Nissan, Keihin, UAES, Autoliv, TRW, Chery, Renault, Cummins, Volkswagen, Mitsubishi Motors

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Key Customers Industrial Printers, HVAC, Automation and Safety Products ▪ Piezo micro-actuators ▪ Switches ▪ Encoders ▪ Frequency Control ▪ EMI Filters ▪ Flow meter transducers ▪ Thermal solution for LED high bay lighting Product Applications in Industrial 7 Industrial Inkjet Printers Industrial HVAC

Key Customers Military Sonar and Communication Products ▪ Piezo hydrophones ▪ Piezo sonar arrays ▪ Frequency Control ▪ EMI Filters Product Applications in Defense / Aerospace 8 Unmanned Aerial Vehicles (UAV) Maritime Applications

Product Applications in Medical Key Customers Ultrasound / IVUS, Infusion Pumps, CPAPs and other medical devices ▪ Single Crystal Piezo ▪ Bulk Piezo ▪ Encoders ▪ Frequency Control ▪ Piezo micro-valves ▪ Switches ▪ Joysticks 9 Infusion Pumps CPAP Machines Ultrasound Equipment Dental Equipment

Product Applications in Communications

Communications Products

- RF Filters
- EMI/RFI Filters
- Frequency Control
- Timing Modules
- Thermal Products
- Multilayer Piezo





Satellite Communications



Wireline Infrastructure



Small Cell Base Stations



Macro Cell Base Stations
Wireless Infrastructure



Backhaul Communications

Key Customers

NOKIA, ViaSat, Airspan, Rockwell Collins, NEXTIVITY, COMMSCOPE, ERICSSON, MOTOROLA SOLUTIONS, JUNIPER NETWORKS, ROHDE&SCHWARZ, HUBER+SUHNER Polatis, ARRIS, MICRO-ANT

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Positioning for Growth with Fundamental Market Trends



Smart Home/ Building
Industry 4.0
Connect
Green Buildings
Autonomous Vehicle
Medical
Information Technology
Energy Harvesting
EFFICIENT
Unmanned Aerial Vehicles (Drones)
Industrial
Move
Sense
SMART
Remote Monitoring
Fuel Efficiency/ Vehicle Electrification
Communications
CONNECTED
Improved Medical Diagnosis
Defense & Aerospace
Miniaturization
Internet of Things
5G & Small Cells
Transportation

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CTS Addressable Markets Expected to Grow Mid-Single Digits

Market	SAM in $ Billions	Organic Growth Drivers
Transportation	$2.9	▪ Actuators for harsh environments ▪ RF Sensing for particulate filters ▪ Autonomous drive
Industrial / IT	$1.2	▪ 3D and textile printing ▪ New products for industrial controls ▪ LED high bay lighting
Def/Aero	$0.9	▪ Hydrophones for sonar applications ▪ Military communication
Medical	$0.3	▪ Medical 3D/4D ultrasound ▪ HMI Control for medical devices
Communications	$1.0	▪ 100GB & 400GB Wireline Networks ▪ Small Cell Deployment ▪ Haptics for Mobile Devices

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Organic Growth 13 Investments to Grow Technologies and Products that Sense, Connect and Move Total Booked Business Note: Total Booked Business represents open purchase orders, contractual commitments, and the total expected lifetime revenue from business awarded to CTS in multi-year platform awards. ($ Millions) Dec 2016 Dec 2017 $351 $1,518 $1,737 Expected to ship in 2018 +14% ▪ Improve Customer Intimacy ▪ R&D Investments at ~6% of Sales ▪ Enhance Sales Force Capabilities ▪ Improvements to Cost Structure ▪ Continuous Improvement

Targeted Acquisitions 14 Disciplined approach to acquisitions: ▪ Returns in excess of cost of capital ▪ Accretive to earnings ▪ Maintain balance sheet strength ▪ Synergy opportunities ▪ Targeting 10% growth (both inorganic and organic) Expand Product Range Broaden Geographic Reach Enhance Technology Portfolio Strengthen Customer Relationships

The Road Ahead of Us

Targeted End Markets

Light Vehicles	30-50%
Industrial	20-30%
Medical	10-20%
Comm. / IT	10-20%
Commercial Vehicles	10-20%
Aviation/Defense	5-15%



M
O
AD
LV/CV
C
I
EMS Divestiture
Front End Refocus
M
AD
IT/O
C
I
LV/CV
AD
C/IT
CV
M
LV
I
New Customers
Regional Expansion
Organic Projects
M&A
AD
C/IT
LV
CV
M
I
Organic Growth
Innovation
M&A

Legend:
AD: Aviation/Defense
C: Communications
CV: Commercial Vehicles
I: Industrial
IT: Information Technology
LV: Light Vehicles
M: Medical
O: Others

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Noliac Acquisition Multilayer (Tape cast) ▪ Founded in 1997, facilities in Denmark and Czech Republic ▪ Designer and manufacturer of tape cast and bulk piezoelectric material as well as transducers for use in the telecommunications, industrial, medical and defense industries ▪ Acquisition rationale: ‒ Tape cast capability – Doubles available market of piezoelectric material along with Bulk piezo ‒ European presence and customer base ‒ Transducer capability and expertise – vertical integration with higher value add and ASP ‒ Backup foundry capability – European foundry supplements existing US foundry Wide range of stack and multilayer actuators 16 Bulk Hard and soft PZT materials Transducers Sensor and Transducer, design and development

$382 $397 $423 2015 2016 2017 2018E Sales $0.93 $1.08 $1.23 2015 2016 2017 2018E Adjusted Earnings Per Share $455 Note: 2018E represents guidance provided on February 6, 2018. Annual Financial Performance Trend 17 $435 $1.44 $1.32 ($ Millions) Q3 YTD Actual $0.84Booked Business $351

Equity 82% Debt 18% $157 $114 $114 $91 $90 $76 2015 2016 2017 Note 1: Change in Cash/Debt in 2016 due to Single Crystal Acquisition Note 2: Total available credit increased from $200M to $300M in 2Q 2016 Capital Structure Cash and Debt Net Debt $(66) Current Capital Structure DebtCash $(24) $(38) 18 ($ Millions)

Capital Structure Leverage = 1.0x - 2.5x EBITDA Operating Cash Flow Return Capital to Shareholders ~4% of Sales* 20-40% of Free Cash Flow 12-14% of Sales 60-80% of Free Cash Flow Target Capital Deployment – Disciplined Approach Growth AcquisitionsInvestment Dividends & Buybacks 19 *7-9% in 2018

Financial Framework 20 2012 2017 Long-Term Target Range Gross Margin 30.0% 34.3% 34-37% SG&A Expense 20.7% 15.5% 13-15% R&D Expense 6.9% 5.4% 5-7% CapEx 2.6% 4.3% ~4%* Targeting 10% Annual Growth (Organic + Inorganic) *7-9% in 20181 Excludes the impact of the pension settlement charge recorded in Q4 2017 which reduced gross margin by $4.8M or 1.1%, increased SG&A by $6.5M or 1.5%, and increased R&D by $2.1M or 0.5%. 1 1 1

Appendix 21

CTS Core Values 22

Financial Summary Note 1: See Regulation G reconciliations from GAAP to Non-GAAP measures and adjustments. Note 2: All figures are from continuing operations except for Adjusted Diluted EPS (As Reported), Operating Cash Flow and Total Debt / Capitalization ($ Millions, except percentages and Adjusted Diluted EPS) Net Sales Adjusted Diluted EPS (As Reported) Operating Cash Flow Total Debt / Capitalization Depreciation and Amortization 2015 $382.3 $0.93 $39.2 24.4% $16.3 Adjusted EBITDA Adjusted EBITDA % of Sales $60.9 15.9% 2016 $396.7 $1.08 $47.2 22.1% $19.0 $77.4 19.5% 23 Adjusted Gross Margin Adjusted Gross Margin % of Sales $127.1 33.2% $140.4 35.4% 2017 $423.0 $1.23 $58.0 18.2% $20.7 $80.0 18.9% $145.2 34.3%

Regulation G Schedules ($ Millions, except percentages) Adjusted Gross Margin 24 2017 2016 2017 2016 2015 Gross margin 32.9$ 35.9$ 140.4$ 140.4$ 127.1$ Charges to reported gross margin: Pension settlement charge 4.8 - 4.8 - - Adjusted gross margin 37.7$ 35.9$ 145.2$ 140.4$ 127.1$ Sales 110.9$ 101.6$ 423.0$ 396.7$ 382.3$ Adjusted gross margin as a % of sales 34.0% 35.3% 34.3% 35.4% 33.2% Full YearQ4

Regulation G Schedules ($ Millions, except percentages) Adjusted EBITDA 25 2017 2016 2017 2016 2015 Net (loss) earnings (13.6)$ 8.3$ 14.4$ 34.4$ 7.0$ Depreciation and amortization expense 5.6 5.0 20.7 19.0 16.3 Interest expense 1.1 1.0 3.3 3.7 2.6 Tax expense 13.8 3.1 25.8 22.9 5.3 EBITDA 6.9$ 17.4$ 64.2$ 80.0$ 31.2$ Charges (credits) to EBITDA: Restructuring charges 1.2 0.9 4.1 3.0 15.2 Loss on sale-leaseback - - - 0.1 - Loss (gain) on sale of facilities, net of expenses - - 0.7 (11.1) - Non-recurring environmental charge - - - - 14.5 Pension settlement charge 13.4 - 13.4 - - Transaction costs and other one-time costs 0.2 - 0.5 0.8 - Lease termination charge 0.1 - 0.1 0.8 - Foreign currency (gain) loss (0.5) 2.1 (3.0) 3.8 - Total adjustments to reported operating earnings 14.4$ 3.0$ 15.8$ (2.6)$ 29.7$ Adjusted EBITDA 21.3$ 20.4$ 80.0$ 77.4$ 60.9$ Sales 110.9$ 101.6$ 423.0$ 396.7$ 382.3$ Adjusted EBITDA as a % of sales 19.2% 20.1% 18.9% 19.5% 15.9% Q4 Full Year

Regulation G Schedules

Adjusted Diluted EPS

	Q4		Full Year		
	2017	2016	2017	2016	2015
Diluted (loss) earnings per share	**$ (0.41)**	**$ 0.25**	**$ 0.43**	**$ 1.03**	**$ 0.21**
Tax affected charges (credits) to reported diluted earnings per share:					
Restructuring charges	0.02	0.02	0.08	0.06	0.40
Increase in valuation allowance and revaluation of deferred taxes as a result of restructuring activities	-	-	-	0.07	-
Loss (gain) on sale of facilities, net of expenses	-	-	0.01	(0.22)	-
Non-recurring environmental charge	-	-	-	-	0.27
Pension settlement charge	0.26	-	0.26	-	-
Transaction costs and other one-time costs	0.01	-	0.01	0.02	-
Lease termination charge	-	-	-	0.02	-
Foreign currency (gain) loss	(0.01)	0.05	(0.07)	0.09	-
Tax impact of cash repatriation	-	-	-	-	0.26
(Decrease) increase in recognition of valuation allowances	(0.04)	(0.01)	(0.05)	0.03	0.10
Tax impact of non-recurring stock compensation charge	-	(0.02)	-	(0.02)	-
Increase in reserve on uncertain tax benefits	-	-	-	-	0.17
Tax impact of U.S. tax reform	0.54	-	0.54	-	-
Tax impact of other foreign taxes	0.02	-	0.02	-	(0.48)
Adjusted diluted earnings per share	**$ 0.39**	**$ 0.29**	**$ 1.23**	**$ 1.08**	**$ 0.93**

Total Debt to Capitalization

($ Millions, except percentages)

	As of December 31		
	2017	2016	2015
Total debt **(A)**	$ 76.3	$ 90.1	$ 90.7
Total shareholders' equity**(B)**	$ 343.8	$ 317.9	$ 281.7
Total capitalization**(A+B)**	$ 420.1	$ 408.0	$ 372.4
Total debt to capitalization	**18.2%**	**22.1%**	**24.4%**

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